Exhibit 99.2

MEDTRONIC PLC
Q2 FY18

EARNINGS PRESENTATION
NOVEMBER 21, 2017

- CONSOLIDATED RESULTS & GROUP REVENUE HIGHLIGHTS
- HURRICANE MARIA IMPACT
- DIVESTITURE IMPACT UPDATE
- FREE CASH FLOW
- REVENUE / EPS GUIDANCE & OTHER ASSUMPTIONS

Medtronic
Further, Together

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements. They are based on current assumptions and expectations that involve uncertainties or risks. These uncertainties and risks include, but are not limited to, those described in the filings we make with the U.S. Securities and Exchange Commission (SEC). Actual results may differ materially from anticipated results. Forward-looking statements are made as of today's date, and we undertake no duty to update them or any of the information contained in this presentation.

Financial Data

Certain information in this presentation includes calculations or figures that have been prepared internally and have not been reviewed or audited by our independent registered public accounting firm. Use of different methods for preparing, calculating or presenting information may lead to differences and such differences may be material. This presentation contains financial measures and guidance which are considered "non-GAAP" financial measures under applicable SEC rules and regulations. We believe these non-GAAP measures provide a useful way to evaluate our underlying performance. Medtronic calculates forward-looking non-GAAP financial measures based on internal forecasts that omit certain amounts that would be included in GAAP financial measures. For instance, forward-looking revenue growth and EPS projections exclude the impact of foreign currency fluctuations. Forward-looking non-GAAP EPS guidance also excludes other potential charges or gains that would be recorded as non-GAAP adjustments to earnings during the fiscal year. Medtronic does not attempt to provide reconciliations of forward-looking non-GAAP EPS guidance to projected GAAP EPS guidance because the combined impact and timing of recognition of these potential charges or gains is inherently uncertain and difficult to predict, and is unavailable without unreasonable efforts. In addition, we believe such reconciliations would imply a degree of precision and certainty that could be confusing to investors. Such items could have a substantial impact on GAAP measures of financial performance. Detail concerning how all non-GAAP measures are calculated, including all GAAP to non-GAAP reconciliations, are provided on our website and can be accessed using this link.

BASIS OF PRESENTATION OF COMPARABLE FY17 FINANCIAL METRICS

Previously disclosed FY17 quarterly non-GAAP financial measures have been revised to adjust for (a) the estimated results of the portion of our Patient Monitoring & Recovery division, which was divested to Cardinal Health on July 29, 2017, and (b) the change in the presentation of revenue related to the Advanced Ablation and GI Solutions product lines, which were historically included within the Surgical Solutions division and which, effective Q2 FY18, are now included within the Respiratory, Gastrointestinal, and Renal (RGR) division. GAAP to Non-GAAP reconciliations for Q2 FY17, Q3 FY17, Q4 FY17 and FY17 are available with each period's respective earnings release materials, available at http://investorrelations.medtronic.com.

The revised financial metrics represent estimates based upon available information and certain assumptions which management believes are reasonable under the circumstances. Actual results may have differed materially from the assumptions used to prepare the revised financial metrics. The revised financial metrics are not necessarily indicative of the financial position or results of operations that would have been realized had the divestiture occurred as of the dates or for the periods indicated, nor is it meant to be indicative of any financial position or results of operations that Medtronic plc may have experienced had the divestiture occurred in an earlier period.

CONSOLIDATED RESULTS & GROUP REVENUE HIGHLIGHTS

Medtronic
Further, Together

MDT
Q2 FY18 HIGHLIGHTS

SOLID UNDERLYING RESULTS; MINIMIZING IMPACT OF SIGNIFICANT NATURAL DISASTERS

Revenue:


DIAB 7%
CVG 39%
RTG 26%
MITG 28%
EM 15%
Non-U.S. Dev 32%
U.S. 53%

	Revenue $M	As Rep Y/Y %	CCC[1] Y/Y %
CVG	2,773	7	7
MITG	1,952	(21)	2
RTG	1,863	2	2
Diabetes	462	-	(2)
Total	**$7,050**	**(4%)**	**3%**
U.S.	3,734	(10)	-
Non-U.S. Dev	2,241	1	5
EM	1,075	9	12
Total	**$7,050**	**(4%)**	**3%**

Earnings Per Share:

	Diluted EPS	As Rep Y/Y	CCC[1] Y/Y%
GAAP	$1.48	85%	NC
Non-GAAP	$1.07	(4%)	3%

- Delivered 4% revenue growth[2], excluding Hurricane Maria impact
  - Managed through impact of Hurricane Maria on Puerto Rico operations and Santa Rosa wildfire impact on Coronary and Aortic businesses
  - 4.0% organic revenue growth, adjusted for hurricane impact; improved by ~180 basis points sequentially
  - Double-digit Emerging Markets growth[1] driven by strength in the Middle East & Africa, Latin America, Southeast Asia, and China
  - Strong CVG performance driven by continued growth in TAVR, AF Solutions, insertable diagnostics, and DCB
  - Foreign currency had a positive 50 bps impact on revenue growth
  - Acquisitions contributed 30 bps[1] to revenue growth
- Temporary decline in operating margins, as expected; Long-term margin expansion story on track
  - Operating Margin: ~100 bps decline Y/Y[1]
  - Declined, as expected, due to investment ahead of new product launches and impact of lower Diabetes revenue; in addition, Q2 specific impacts of Diabetes infusion set recall and Hurricane Maria
  - Partially offset by continued delivery against Covidien synergies; on track to complete $850 million of Covidien synergies this fiscal year
- Capital allocation: Strategically deploying capital against priorities
  - Q2: 82% Payout Ratio[3]; $622M in dividends and $568M in net share repurchases
- Reiterated full fiscal year revenue and EPS guidance
  - Entered period of clear acceleration in company's innovation cycle; expect to continue in second half of fiscal year

1 Figures represent comparison to Q2 FY17 on a comparable, constant currency basis (non-GAAP).
2 Non-GAAP measure
3 Dividends plus net share repurchases divided by adjusted net income (non-GAAP)
4 Operating cash flows less property, plant and equipment additions (non-GAAP)

Medtronic

MDT
Q2 FY18 GAAP SELECT FINANCIAL INFORMATION

	Q2 FY18	Q2 FY17	Y/Y Growth / Y/Y Change
Net Sales ($M)	7,050	7,345	(4%)
Cost of Products Sold	2,120	2,326	(9%)
Gross Margin	*69.9%*	*68.3%*	*160 bps*
SG&A ($M)	2,438	2,416	1%
% of Sales	*34.6%*	*32.9%*	*170 bps*
R&D ($M)	555	554	0%
% of Sales	*7.9%*	*7.5%*	*40 bps*
Other Expense, Net ($M)	111	89	25%
Operating Profit	1,901	1,385	37%
Operating Margin	*27.0%*	*18.9%*	*810 bps*
Diluted EPS ($)	1.48	0.80	85%

MDT
Q2 FY18 Y/Y EPS WALK

EPS

Ex-Hurricane EPS Growth +5%



1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
$0.80
$0.32
($0.08)
2% Y/Y1
$1.04
$0.05
($0.03)
$1.06
$0.01
$1.07
$0.41
$1.48
Q2 FY17, GAAP
Q2 FY17, Non-GAAP Adjustments
Q2 FY17, Divestiture Impact
Q2 FY17, Comparable Non-GAAP
Performance
Hurricane Impact
Q2 FY18 CCC
FX
Q2 FY18, Non-GAAP
Q2 FY18, Non-GAAP Adjustments
Q2 FY18, GAAP
FY17
FY18

1 Figures represent comparison to Q2 FY17 on a comparable, constant currency basis (Non-GAAP).

Medtronic

MDT

Q2 FY18 Y/Y OPERATING MARGIN CHANGES

Operating Margin

Operating margin declined as expected; further affected by Q2 specific impacts



35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
18.9%
8.3%
0.4%
27.6%
(1.0%)
26.6%
0.1%
26.7%
0.3%
27.0%
Q2 FY17, GAAP
Q2 FY17, Non-GAAP Adjustments
Q2 FY17, Divestiture Impact
Q2 FY17, Comparable Non-GAAP
Performance
Q2 FY18 CCC
FX
Q2 FY18, Non-GAAP
Q2 FY18, Non-GAAP Adjustments
Q2 FY18, GAAP
FY17
FY18

Medtronic

MDT

Q2 FY18 NON-GAAP SELECT FINANCIAL INFORMATION

	Q2 FY18	Q2 FY17 Restated[1]	FX Impact $M / Change	Q2 FY18 Comparable Constant Currency[1,2]	Q2 FY18 CCC Growth / Change[1,3]
Net Sales ($M)	7,050	6,782	35	--	3%
Cost of Products Sold[2]	2,085	1,962	(8)	--	7%
Gross Margin[2]	*70.4%*	*71.1%*	*20 bps*	*70.2%*	*(90) bps*
SG&A ($M)[2]	2,433	2,337	15	--	3%
% of Sales	*34.5%*	*34.5%*	*Flat*	*34.5%*	*Flat*
R&D ($M)	555	546	1	--	1%
% of Sales	*7.9%*	*8.1%*	*Flat*	*7.9%*	*20 bps*
Other (Income) Expense, Net ($M)[2]	96	65	13	--	28%
% of Sales	*1.4%*	*1.0%*	*20 bps*	*1.2%*	*(20) bps*
Operating Profit[2]	1,881	1,872	13	--	Flat
Operating Margin[2]	*26.7%*	*27.6%*	*10 bps*	*26.6%*	*(100) bps*
Diluted EPS[2] ($)	1.07	1.04	0.01	--	2%

Operating Leverage[2] (360bps)

EPS Leverage[2] (150bps)

1 Restatement on comparable basis: Represents management's best estimate to exclude the impact of the Patient Care, Deep Vein Thrombosis & Nutritional Insufficiency divestiture to Cardinal Health.
2 Non-GAAP
3 Figures represent comparison to Q2 FY17 on a comparable, constant currency basis (Non-GAAP).

Medtronic

CVG
Q2 FY18 HIGHLIGHTS

HSD Growth With Acceleration in CSH; Solid Growth in CRHF & APV


APV
16%
CRHF
53%
CSH
31%


EM
17%
U.S.
51%
Non-U.S. Dev
32%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
CRHF	1,467	5	4
CSH	854	13	12
APV	452	5	4
Total	**$2,773**	**7%**	**7%**

U.S.	1,423	5	5
Non-U.S. Dev	895	9	7
EM	455	12	11
Total	**$2,773**	**7%**	**7%**

FY18 Growth Outlook: 5.5 – 7%

KEY PERFORMANCE DRIVERS[1]

Cardiac Rhythm & Heart Failure (CRHF)

- Arrhythmia Mgmt: +MSD
  - Implantable Therapeutics (Pacing & ICDs): LSD decline
    - Continued strong uptake of Micra™ and TYRX™
  - Diagnostics: Low-DD growth
    - Strength of Reveal LINQ in stroke
  - AF Solutions: High-teens growth; continued WW share gains
- Services & Solutions: -LSD
- Heart Failure: +HSD
  - CRT Systems: LSD decline
    - Strength in recently launched quadripolar CRT-P portfolio, offsetting replacement headwinds
  - Mechanical Circulatory Support: High-DD growth (one month inorganic HTWR contribution)
    - Destination Therapy FDA approval and launch in the quarter

HeartWare™ HVAD™ System





Arctic Front Advance®

Coronary & Structural Heart (CSH)

- Heart Valve Therapies: +High-Twenties
  - Outperforming mid-20s WW TAVR market growth; US seq. share gains
  - OUS sequential share gains
    - Evolut® PRO CE Mark and EU launch
    - Reimbursement approval in France of Evolut® R 34mm
  - Intrepid™ TMVR first-in-man implant
  - Avalus™ SAVR CE Mark/FDA approval
- Coronary: +MSD
  - DES: Strong sequential acceleration
    - Resolute Onyx™: LSD to MSD share gains in US and Japan Q/Q
  - RDN: Positive SPYRAL HTN-OFF Med study results presented at ESC
- Extracorp. Therapies: +LSD
  - Cannulae strength offset by Surgical Ablation

CoreValve® Evolut® PRO



Resolute Onyx™



Aortic & Peripheral Vascular (APV)

- Aortic: +MSD
  - US softness offset by EU and China
  - OUS: MSD growth
  - AAA: LSD growth; continued Endurant® ChEVAR adoption in EU
    - Endurant® IIs + Heli-FX® EndoAnchor® short neck indication
  - TAA: MSD WW growth; above-market
- Peripheral & endoVenous: +MSD
  - DCB: SFA US, EU & WW share leader
    - DCB high-teens WW; mid-20s OUS
    - Japan reimbursement in Q2
    - Chocolate balloon OUS launch expected H2 FY18

Heli-FX® EndoAnchor®



IN.PACT® Admiral®



1 Figures represent comparison to Q2 FY17 on a constant currency basis (Non-GAAP).

Medtronic

MITG
Q2 FY18 HIGHLIGHTS

Advanced Surgery Products Continue to Drive Growth



Surg. Innov. 68%
RGR 32%



EM 19%
U.S. 41%
Non-U.S. Dev 40%

	Revenue $M	As Rep Y/Y %	CCC[1] Y/Y %
Surg Innov	1,334	5	4
RGR	618	(49)	(3)
Total	**$1,952**	**(21)**	**2%**
U.S.	795	(37)	(5)
Non-U.S. Dev	783	(8)	3
EM	374	6	15
Total	**$1,952**	**(21)**	**2%**

FY18 Growth Outlook: 3.0 – 3.5[2]%

KEY PERFORMANCE DRIVERS[1]

Surgical Innovations (SI)

- **Advanced Surgical: +HSD**
  - Open to MIS adoption continues to drive Advanced Surgical growth
  - Substantial gains in emerging markets during the quarter
  - Advanced Stapling growth driven by:
    - Signia™ powered stapler
    - Tri-Staple™ 2.0 specialty reloads, specifically Reinforced Reloads
  - Strong growth in Advanced Energy driven by:
    - ValleyLab™ FT10
    - Multiple LigaSure™ product launches, including several LigaSure™ enhancements with nano-coating technology
  - Solid results offset by Hurricane Maria impact
- **General Surgical: -LSD**
  - Declines in OR Safety due to a temporary slow-down in Situate Console sales
  - Distributor timing in Access & Instruments

Signia™ Stapling System



LigaSure™ Vessel Sealing



Respiratory, Gastrointestinal, & Renal (RGR)

- **Respiratory and Gastrointestinal: -MSD**
  - Puritan Bennett ™ 980 return to market in prior year resulted in challenging comparable
- **Renal Care Solutions: +MSD**
  - Bellco continues to grow post-acquisition
  - Strong performance in Greater China and Latin America

Puritan Bennett™ 980



Bellco Amplya™



1 Figures represent comparison to Q2 FY17 on a comparable, constant currency basis (Non-GAAP).
2 FY18 growth outlook is on a comparable, constant currency basis.

Medtronic

RTG
Q2 FY18 HIGHLIGHTS

Strength in Brain Offsets Spine, Pain, and Specialty Declines



Pain 14%
Spine 35%
Specialty 20%
Brain 31%



EM 11%
Non-US Dev 21%
U.S. 68%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
Spine	659	(1)	(1)
Brain	575	14	13
Specialty	365	(1)	(1)
Pain	264	(8)	(9)
Total	**$1,863**	**2%**	**2%**
U.S.	1,258	Flat	Flat
Non-U.S. Dev	394	3	2
EM	211	16	15
Total	**$1,863**	**2%**	**2%**

FY18 Growth Outlook: Approx. 3%

KEY PERFORMANCE DRIVERS[1]

Spine

- **Core Spine: -LSD**
  - Excluding Hurricane Maria impact, Core Spine performed better than market
  - Increase in utilization of Navigation and O-Arm through Surgical Synergy
    - Mazor partnership driving implants
  - Strength in cervical arthroplasty driven by Prestige LP™
- **BMP: +MSD**
  - Sequential acceleration in Q2
    - Driven by favorable mix
- **Kanghui: +LSD**
  - Continued market expansion driving OUS growth

Infuse® Bone Graft



Brain Therapies

- **Neurovascular: +High-20s**
  - Continued strength WW, balanced across all product lines
  - Strong growth in Stents driven by Solitaire™ stent retriever
- **Neurosurgery: +Mid-Teens**
  - Growth driven by StealthStation® S8, Mazor, and Midas disposables
- **Brain Modulation: -HSD**
  - Strong growth in APAC and China
  - Competitive pressure in US & EU

StealthStation™ S8



Specialty Therapies

- **ENT: +MSD**
  - WW StealthStation® ENT platform launch in Q2
  - Strong growth in disposables
- **Pelvic Health: -HSD**
  - InterStim® inventory impacts due to Hurricane Maria
- **Transformative Solutions: +MSD**
  - Strong Aquamantys® and PEAK PlasmaBlade® disposables driving revenue growth in core markets

PEAK PlasmaBlade®



Pain Therapies

- **SCS/Pumps: -LDD**
  - Intellis™ US approval and launch in Q2
  - Ongoing SCS competitive pressures
  - Evolve™ Workflow continues to gain momentum
- **Interventional: +LSD**
  - Continued OsteoCool® strength in US driven by expansion of all-bone indication
  - Strength in Japan & China due to BKP despite competitive headwinds

OsteoCool®



MICHELSON TECHNOLOGY AT WORK

1 Figures represent comparison to Q2 FY17 on a constant currency basis (Non-GAAP).

Medtronic

DIABETES
Q2 FY18 HIGHLIGHTS

Continued Demand for New Technologies; Progress Towards Remediating Supply Constraints

Total Group Revenue $462M


EM 8%
Non-US Dev 36%
US 56%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
IIM	--	(LSD)	(LSD)
DSS	--	LSD	Flat
NDT	--	(>20)	(>20)
Total	**$462**	**Flat**	**(2%)**
U.S.	$258	(5)	(5)
Non-U.S. Dev	$169	13	8
EM	$35	(13)	(13)
Total	**$462**	**Flat**	**(2%)**

FY18 Growth Outlook: MSD - HSD

KEY PERFORMANCE DRIVERS[1]

Intensive Insulin Management (IIM)

- MiniMed® 670G System with Guardian® Sensor 3:
  - Continued strength in demand and positive clinician and patient feedback
  - Finished shipping pumps for Priority Access Program (PAP)
  - Over 20,000 PAP patients already on Hybrid Closed Loop therapy
  - Included in outcomes-based agreement with Aetna
  - Sensor capacity expected to meet unconstrained sensor demand in Q4
- OUS Product Uptake:
  - Strong pump performance in Canada and Latin America
  - 640G growth in Australia / New Zealand, Japan, and Europe
  - Ongoing post-reimbursement CGM strength in Germany and Australia
- JNJ Animas:
  - JNJ announced insulin pump market exit in July
  - MDT selected as partner-of-choice to facilitate transition of patients to MiniMed® technology, should they choose to do so
  - Expect to transition in-warranty customers in FY19

MiniMed® 670G



MiniMed® 630G



Diabetes Service & Solutions (DSS)

- Guardian® Connect:
  - Strong utilization by established patients in Europe
  - Anticipate US launch in H2FY18
  - Growth limited by temporary sensor supply constraints
- Diabeter Clinics:
  - Accelerated patient growth in the Netherlands
  - Advancing international pipeline

Non-Intensive Diabetes Therapies (NDT)

- iPro® Professional CGM:
  - Growth affected by temporary sensor supply constraints
  - Continued primary care new account growth
  - Published clinical & economic data
- i-Port Advance® Technology:
  - Expanded emerging market reimbursement

Guardian® Connect



iPro®2 CGM w/ Pattern Snapshot



1 Figures represent comparison to Q2 FY17 on a constant currency basis (Non-GAAP).

Medtronic

HURRICANE MARIA IMPACT

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Further, Together

MDT

IMPACT OF HURRICANE MARIA ON Q2 FY18 RESULTS

	Q2 FY18
Net Sales ($M)	($55M) – ($65M); All in MITG & RTG
Gross Margin[1]	(~10) bps
Operating Margin[1]	(~40) - (~50) bps
Diluted EPS[1] ($)	~($0.03)

1 Non-GAAP

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DIVESTITURE IMPACT UPDATE

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Further, Together

MDT

Q2FY18 REVENUE REPORTING CHANGES – NEW MITG STRUCTURE

MITG – Prior View

Division (Reporting Level)	Business Unit	Product Lines
Surgical Solutions	Advanced Surgical	▪ Advanced Stapling ▪ Advanced Energy ▪ Hernia ▪ Gynecology
	General Surgical	▪ Sutures ▪ Instruments
	Early Technologies	▪ Interventional Lung ▪ Advanced Ablation ▪ GI Solutions
Patient Monitoring & Recovery	Respiratory & Monitoring Solutions	▪ Patient Monitoring ▪ Respiratory Solutions
	Patient Care/DVT/NI (Divested Business)	▪ Patient Care ▪ Compression ▪ Nutritional Insufficiency
	Renal Care Solutions	▪ Renal Access ▪ Dialyzers

MITG – New View

Division (Reporting Level)	Business Unit	Product Lines
Surgical Innovations	Advanced Surgical	▪ Advanced Stapling ▪ Advanced Energy ▪ Hernia ▪ Gynecology ▪ Interventional Lung
	General Surgical	▪ Sutures ▪ Instruments
Respiratory, Gastrointestinal, and Renal (RGR)	Respiratory & Monitoring Solutions	▪ Patient Monitoring ▪ Respiratory Solutions ▪ Advanced Ablation ▪ GI Solutions
	Renal Care Solutions	▪ Renal Access ▪ Dialyzers

Medtronic

MDT

REPORTING CHANGES: RESTATED HISTORICAL REVENUE

Recast to reflect divestiture & new MITG reporting structure

All figures in $millions

World Wide	Q2 FY17	Q3 FY17	Q4 FY17	FY17[1]
Minimally Invasive Therapies Group	**1,910**	**1,881**	**2,040**	**8,255**
Surgical Innovations	1,271	1,255	1,360	5,234
Respiratory, GI & Renal	639	626	680	3,021
TOTAL MEDTRONIC PLC	**6,782**	**6,747**	**7,351**	**28,046**

U.S.	Q2 FY17	Q3 FY17	Q4 FY17	FY17[1]
Minimally Invasive Therapies Group	**834**	**825**	**887**	**3,781**
Surgical Innovations	531	529	558	2,195
Respiratory, GI & Renal	303	296	329	1,586
TOTAL MEDTRONIC PLC	**3,720**	**3,697**	**3,976**	**15,395**

Medtronic Plc	Q2 FY17	Q3 FY17	Q4 FY17	FY17[1]
U.S.	3,720	3,697	3,976	15,395
Non-U.S. Developed	2,110	2,096	2,347	8,784
Emerging Markets	952	954	1,028	3,867
TOTAL MEDTRONIC PLC	**6,782**	**6,747**	**7,351**	**28,046**

MITG	Q2 FY17	Q3 FY17	Q4 FY17	FY17[1]
U.S.	834	825	887	3,781
Non-U.S. Developed	754	745	816	3,178
Emerging Markets	322	311	337	1,296
TOTAL MITG	**1,910**	**1,881**	**2,040**	**8,255**

1 Q1 FY17 revenues are not adjusted. Comparable Q1 FY18 will be provided at a later date for use in making FY19 comparisons.

Medtronic

MDT

FY17 REVISED BASELINE FINANCIAL METRICS – SELECT P&L LINE ITEMS

***Note:** Gross Margin, Operating Margin, and Diluted EPS are management's best estimates and include assumptions, including cost allocation.*

	Q2 FY17	Q3 FY17	Q4 FY17	FY17[4]
Net Sales ($M)	**6,782**	**6,747**	**7,351**	**28,046**
Gross Margin[1]	*71.1%*	*70.9%*	*71.4%*	*70.5%*
Operating Margin[1,2]	*27.6%*	*28.5%*	*31.0%*	*28.4%*
Diluted EPS[1,3] ($)	**1.04**	**1.05**	**1.25**	**4.37**

1 Non-GAAP measure. Refer to "Basis of Presentation of Revised Financial Metrics" disclaimer on slide 2 to address the calculation of the revised baseline
2 Assumes $6M reduction per quarter to R&D expense and $20 - $25M reduction per quarter to Other Expense due to transition services income received from Cardinal Health.
3 Assumes no change to interest expense or diluted share count related to divested businesses
4 Q1 FY17 values are not adjusted. Comparable Q1 FY18 will be provided at a later date for use in making FY19 comparisons.

Medtronic

FREE CASH FLOW

MDT
COMPONENTS OF FREE CASH FLOW

$ Billions	FY16	FY17	FY18 YTD
Operating Cash Flow	$5.2	$6.9	$1.6
CAPEX	($1.0)	($1.3)	($0.5)
Free Cash Flow	**$4.2**	**$5.6**	**$1.1**
Divestiture Impact[1]	($0.3)	($0.3)	$0.1
Comparable Free Cash Flow	**$3.9**	**$5.3**	**$1.2**

Included in Operating Cash Flow:

		FY16	FY17	FY18 YTD
Pre-Tax Items	Certain Litigation Payments, net[2,3]	$0.2	$0.3	$0.2
Pre-Tax Items	Restructuring Payments[2]	$0.2	$0.2	$0.1
Pre-Tax Items	Divestiture Related Payments[2]	--	--	$0.1
Pre-Tax Items	Other Payments[2,4]	$0.2	$0.3	$0.1
	Certain Tax Payments	$0.8	$0.4	$0.2

1 Represents three quarters of estimated cash flow impact to FY16 & FY17 from the Patient Care, DVT, and NI divestiture to Cardinal Health, and adds back Divestiture Related Payments to FY18
2 Cash flow impact does not reflect associated tax cost / benefit, as timing and amount are difficult to estimate
3 Includes payments accrued as "Non-GAAP" charges, as well as opening balance sheet adjustments related to the COV acquisition
4 Includes acquisition-related and special charges

Medtronic

FY18 EPS GUIDANCE, REVENUE OUTLOOK, & OTHER ASSUMPTIONS

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Further, Together

MDT

FY18 REVENUE / EPS GUIDANCE & OTHER ASSUMPTIONS

Guidance

	FY18
Revenue Growth[1]	**4 - 5%**
CVG Growth[1]	5.5 - 7%
MITG Growth[1]	3.0 – 3.5%
RTG Growth[1]	~3%
Diabetes Growth[1]	MSD – HSD
COV Synergies	~$250M to $275M
EPS Growth[1]	**9 - 10%**

FX Assumptions

	FY18	Q3FY18	FY19
Revenue	~+$275M to +$375M	~+$155M to +$175M	~$0 to +$100M
EPS	~($0.02)	~+$0.01	Slightly Positive

Note: While FX rates are fluid, assumptions above are based on current rates.

*Other than noted, revenue and EPS growth guidance do not include any charges or gains that would be recorded as non-GAAP adjustments to earnings during the fiscal year

1 Versus prior year on a comparable, constant currency basis (non-GAAP)

Medtronic

APPENDIX
ACRONYMS / ABBREVIATIONS

Growth

DD	Double Digits
HSD	High-Single Digit
LDD	Low-Double Digits
LSD	Low-Single Digit
MSD	Mid-Single Digit

Other

APAC	Asia Pacific	FX	Foreign Exchange
Bps	Basis Points	FY	Fiscal Year
CCC	Comparable, Constant Currency	GAAP	Generally Accepted Accounting Principles
CE	Conformité Européene	H2	Second Half of Year
COV	Covidien	OUS	Outside the United States
CY	Calendar Year	R&D	Research & Development
Dev	Developed	Rep	Reported
EM	Emerging Markets	Seq	Sequential
EPS	Earnings Per Share	SG&A	Selling, General & Administrative
EU	European Union	WW	Worldwide
FDA	Food and Drug Administration	Y/Y	Year-over-Year

Business Specific

AAA	Abdominal Aortic Aneurysm	HTWR	HeartWare
AF	Atrial Fibrillation	IIM	Intensive Insulin Management
APV	Aortic & Peripheral Vascular	MDT	Medtronic
BKP	Balloon Kyphoplasty Procedure	MIS	Minimally Invasive Surgery
BMP	Bone Morphogenetic Protein	MITG	Minimally Invasive Therapies Group
CGM	Continuous Glucose Monitoring	NDT	Non-Intensive Diabetes Therapies
CRHF	Cardiac Rhythm & Heart Failure	NI	Nutritional Insufficiency
CRT	Cardiac Resynchronization Therapy	OR	Operating Room
CRT-P	Cardiac Resynchronization Therapy – Pacemakers	PAP	Priority Access Program
CSH	Coronary & Structural Heart	PMR	Patient Monitoring & Recovery
CVG	Cardiac & Vascular Group	RDN	Renal Denervation
DCB	Drug Coated Balloon	RGR	Respiratory, Gastrointestinal, & Renal
DES	Drug Eluting Stent	RTG	Restorative Therapies Group
DIAB	Diabetes	SAVR	Surgical Aortic Valve Replacement
DSS	Diabetes Services & Solutions	SCS	Spinal Cord Stimulation
DT	Destination Therapy	SFA	Superficial Femoropopliteal Artery
DVT	Deep Vein Thrombosis	Surg Innov	Surgical Innovations
ENT	Ears, Nose, & Throat	TAA	Thoracic Aortic Aneurysm
ESC	European Society of Cardiology	TAVR	Transcatheter Aortic Valve Replacement
Extracorp.	Extracorporeal	TMVR	Transcatheter Mitral Valve Replacement